EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                       ___________________________________


    FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 19, 1998, among SITEL CORPORATION, a corporation organized and existing under the laws of the state of Minnesota (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent, FIRST UNION NATIONAL BANK, as Documentation Agent, and BANKERS TRUST COMPANY, as Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.


                              W I T N E S S E T H :
                              _ _ _ _ _ _ _ _ _ _

    WHEREAS, the Borrower, the Banks, the Documentation Agent, the Syndication Agent and the Agent have entered into a Credit Agreement, dated as of July 24, 1997 and amended and restated as of March 10, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

    WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as herein provided;

    NOW, THEREFORE, it is agreed;

    1. Section 7.13 of the Credit Agreement is hereby amended by (i) deleting the text "options or warrants" appearing therein and inserting the text "options, warrants or rights" in lieu thereof and (ii) inserting the text "or Qualified Preferred Stock" immediately following the text "Borrower's common stock" appearing therein.

    2. Section 9.03(iii) of the Credit Agreement is hereby amended by deleting the text "common Stock Dividends" appearing therein and inserting the text "Dividends payable in respect of common stock and/or Qualified Preferred Stock of the Borrower" in lieu thereof.

    3. Section 9.04(v) of the Credit Agreement is hereby amended by deleting the text "$50,000,000" appearing therein and inserting the text "$100,000,000" in lieu thereof.

    4. Section 9.05(xiii) of the Credit Agreement is hereby amended by deleting the text "for the purpose of enabling such Wholly-Owned Foreign Subsidiaries to consummate a Permitted Acquisition" appearing therein.

     5. Section 9.09 of the Credit Agreement is hereby amended by (i) deleting the following portion of the table appearing therein:

"Restatement Effective Date through
and including June 30, 2000                       3.00:1.00"

and (ii) inserting the following text in lieu thereof:

"Restatement Effective Date through and
including March 31, 1998                          3.00:1.00

April 1, 1998 through and including June
30, 1998                                          3.90:1.00

July 1, 1998 through and including
September 30, 1998                                3.75:1.00

October 1, 1998 through and including
December 31, 1998                                 3.50:1.00

January 1, 1999 through and including
March 31, 1999                                    3.25:1.00

April 1, 1999 through and including
June 30, 2000                                     3.00:1.00".

     6. Section 9.10 of the Credit Agreement is hereby amended by (i) deleting the following portion of the table appearing therein:

          "June 30, 1998           $50,000,000
          September 30, 1998       $60,000,000"

and (ii) inserting the following text in lieu thereof:

          "June 30, 1998           $45,000,000
          September 30, 1998       $50,000,000".

     7.  Section 10 of the Credit Agreement is hereby amended as follows:

          (a) The definition of "Consolidated EBITDA" appearing in Section 10 of the Credit Agreement is amended by (i) inserting the text "(x)" immediately after the text "but determined without giving effect to any" appearing therein and (ii) inserting the text "and (y) cash restructuring charges of up to $7,000,000 in the aggregate in connection with severance costs incurred by Subsidiaries of the Borrower on or prior to December 31, 1998" immediately prior to the period appearing at the end thereof.

          (b) The definition of "Dividends" appearing in Section 10 of the Credit Agreement is amended by deleting, in its entirety, the first parenthetical appearing therein and inserting the text "(other than common stock of such Person or rights to purchase common stock or Qualified Preferred Stock of such Person)" in lieu thereof.

          (c)  The definition of "Qualified Preferred Stock" appearing in
     Section 10 of the Credit Agreement is amended by deleting, in its entirety, clause (iv) thereof and re-numbering clause (v) thereof as the new clause
     (iv) thereof.

    8. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, in each case after giving effect to this Amendment.

    9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

    11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    12. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent at the Notice Office and (ii) the Borrower shall have paid to each of the Banks which has signed a counterpart of this Amendment and delivered the same to the Agent on or before 5:30 p.m. (New York time) on June 25, 1998 an amendment fee equal to the product of (x) 0.10 and (y) the Revolving Loan Commitment of each such Bank on the first Amendment Effective Date.

    13. From and after the First Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


                         *         *         *         *


    IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.


                             SITEL CORPORATION


                             By: ______________________________
                                 Title:



                             BANKERS TRUST COMPANY,
                                 Individually and as Agent


                             By: ______________________________
                                 Title:



                             U.S. BANK NATIONAL ASSOCIATION,
                                  Individually and as Syndication Agent


                              By: ______________________________
                                  Title:



                              FIRST UNION NATIONAL BANK,
                                  Individually and as Documentation Agent


                              By: ______________________________
                                  Title:









                              THE BANK OF NEW YORK


                              By: ______________________________
                                  Title:


                              THE BANK OF NOVA SCOTIA


                              By: ______________________________
                                  Title:


                              COMERICA BANK


                              By: ______________________________
                                  Title:


                              CREDIT AGRICOLE INDOSUEZ


                              By: ______________________________
                                  Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: ______________________________
                                  Title:


                              WACHOVIA BANK, N.A.


                              By: _______________________________
                                  Title: